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                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                --------------------

                                      FORM 8-K

                                   CURRENT REPORT


                         Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934


                                --------------------

          Date of Report (Date of earliest event reported): April 14, 1998


                                  PENNZOIL COMPANY
               (Exact name of registrant as specified in its charter)


                                      Delaware
                   (State or other jurisdiction of incorporation)



                1-5591                                 74-1597290
      (Commission File Number)             (IRS Employee Identification No.)

     P. O. Box 2967, Houston, Texas                    77252-2967
(Address of principal executive offices)               (Zip Code)






         (Registrant's telephone number, including area code): (713) 546-4000


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ITEM 5.   OTHER EVENTS.

     On April 14, 1998, Pennzoil Company ("Pennzoil"), Pennzoil's subsidiary Pennzoil Products Company ("PPC") and Downstream Merger Company, a wholly owned subsidiary of PPC ("Merger Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Quaker State Corporation ("Quaker State"). The Merger Agreement and related agreements provide for the separation of Pennzoil's motor oil, refined products and franchise operations from its exploration and production operations and for the combination of the motor oil, refined products and franchise operations with Quaker State.

     The transactions contemplated by the Merger Agreement are (1) a pro rata distribution, on a share for share basis, of all of the issued and outstanding Common Stock of PPC to the holders of Common Stock of Pennzoil to be followed by
(2) a merger of Merger Sub with and into Quaker State, in which holders of Capital Stock of Quaker State will receive, in exchange for each share held,
0.8204 shares of Common Stock of PPC. Immediately following the transactions contemplated by the Merger Agreement, approximately 38.5% of PPC will be owned by former Quaker State stockholders and approximately 61.5% of PPC will be owned by stockholders of Pennzoil. The name of PPC will be changed prior to or in connection with the merger to a new name to be determined.

     Closing under the Merger Agreement is conditioned on, among other things, approval by Quaker State's stockholders, expiration or termination of waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and receipt of a tax ruling from the Internal Revenue Service.

     A copy of the Merger Agreement is filed as Exhibit 2.1 hereto and is incorporated herein by reference. A copy of the Press Release dated April 15, 1998 relating to the transactions contemplated by the Merger Agreement is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

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ITEM 7.   FINANCIAL STATEMENT AND EXHIBITS.

     (c)  Exhibits

   2.1 Agreement and Plan of Merger dated as of April 14, 1998 among Pennzoil Company, Pennzoil Products Company, Downstream Merger Company and Quaker State Corporation

  99.1 Press release dated April 15, 1998 issued by Pennzoil Company and Quaker State Corporation.


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                                      SIGNATURE


          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                             PENNZOIL COMPANY


Date: April 20, 1998                         By: /s/ DAVID P. ALDERSON, II
                                                 ---------------------------
                                                  David P. Alderson, II
                                                  Group Vice President-
                                                  Finance & Accounting


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